UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 11, 2023

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On September 11, 2023, TPT Strategic, Inc. (“TPT Strategic”), a majority owned subsidiary of TPT Global Tech, Inc., entered into a Settlement Agreement and Mutual Release (“Settlement Agreement”) with Everett Lanier and Information Security and Training, LLC (“Second Parties”).

The Settlement Agreement compromises, settles, and otherwise resolves all claims, compensation claims, benefit claims, or allowances, ownership of TPT Strategic Series B Preferred Stock, and all other potential claims between the parties or their officers, directors, shareholders, or representatives arising from or relating to Second Parties’ activities during the period from approximately 2022 to date hereof, except as to those rights specifically set forth in the Settlement Agreement.

TPT Strategic and the Second Parties have reached a settlement of certain matters, any payables to or from TPT Strategic from or to Second Parties of TPT Strategic which would be a claim, and certain stock ownership of TPT Strategic by the Second Parties.

Certain matters have arisen regarding Second Parties that had not previously been disclosed to TPT Strategic by Second Parties and still have not been fully disclosed on the advice of counsel to Second parties, and such matters could materially affect the financials and business of TPT Strategic, and it is deemed grounds for the rescission of the acquisition of Information and Security Training LLC, by TPT Strategic, which occurred in 2022, and the release and cancellation of the Series B Preferred Stock of TPT Strategic issued to Everett Lanier, and the release by TPT Strategic of any claim of ownership to Information and Security Training LLC.

The entirety of the Settlement Agreement is attached hereto as Exhibit 10.1.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Settlement Agreement and Mutual Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III,
Title: Chief Executive Officer

Date: September 12, 2023

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